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                                                                 EXHIBIT 10.1.27


                                LETTER AMENDMENT


                                            Dated as of January 17, 1998

To the banks, financial institutions
  and other institutional lenders
  (collectively, the "Banks") party
                      -----
  to the Credit Agreement referred to
  below and to Credit Agricole Indosuez,
  as administrative agent and as collateral
  agent (the "Administrative Agent"),
              --------------------
  Swiss Bank Corporation, Stamford Branch, as documentation and syndication agent, and SBC Warburg Dillon Read Inc., as advisor and arranger, for the Banks

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of November 26, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Credit
                                                                 ------
Agreement") among the undersigned and you.  Capitalized terms not otherwise
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defined in this Letter Amendment have the same meanings as specified in the
Credit Agreement.

     It is hereby agreed by you and us as follows:

     You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

     Section 10.10 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

     "10.10  Funded Indebtedness to Consolidated EBITDA.  The Borrower shall
             ------------------------------------------
not permit the ratio of Funded Indebtedness (measured as of the applicable date set forth below in this Section 10.10) of the Borrower and its Subsidiaries on a consolidated basis to Consolidated EBITDA of the Borrower (measured as specified below) to be greater than the ratio set forth opposite such date below:


               Fiscal Quarter
               Ended                    Ratio
               --------------         --------

               March 31, 1998         6.50:1.0
               June 30, 1998          6.50:1.0
               September 30, 1998     6.50:1.0
               December 31, 1998      6.50:1.0
               March 31, 1999         6.25:1.0
               June 30, 1999          6.25:1.0
               September 30, 1999     6.25:1.0
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               December 31, 1999      6.25:1.0
               March 31, 2000         5.75:1.0
               June 30, 2000          5.75:1.0
               September 30, 2000     5.75:1.0
               December 31, 2000      5.75:1.0
               March 31, 2001         5.50:1.0
               June 30, 2001          5.50:1.0
               September 30, 2001     5.50:1.0
               December 31, 2001      5.50:1.0
               March 31, 2002         5.00:1.0
               June 30, 2002          5.00:1.0
               September 30, 2002     5.00:1.0
               December 31, 2002      5.00:1.0
               March 31, 2003         4.50:1.0
               June 30, 2003          4.50:1.0
               September 30, 2003
                and each fiscal
                quarter thereafter    4.50:1.0

For purposes of calculating the ratios specified above in this Section 10.10, Consolidated EBITDA of the Borrower shall be: (i) for the period ending March 31, 1998, Consolidated EBITDA of the Borrower for the fiscal quarter ending March 31, 1998 multiplied by four, (ii) for the period ending June 30, 1998, Consolidated EBITDA of the Borrower for the two consecutive fiscal quarters ending June 30, 1998 multiplied by two, (iii) for the period ending September 30, 1998, Consolidated EBITDA of the Borrower for the three consecutive fiscal quarters ending September 30, 1998 multiplied by a fraction of 4/3, and (iv) for each subsequent period, Consolidated EBITDA of the Borrower for a period of four consecutive fiscal quarters of the Borrower, in each case taken as one accounting period, ending on a date set forth above."

          This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Bank has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 15.10 of the Credit Agreement.

          On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          The Credit Agreement, the Notes, and each of the other Credit Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents.

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          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least six counterparts of this Letter Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, N.Y. 10022-6069, Attention: Ghassan M. Atiyah.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

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          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    SCOVILL FASTENERS INC.

                                       /S/  MARTIN A. MOORE
                                            EXECUTIVE VICE PRESIDENT
                                            CHIEF FINANCIAL OFFICER


                                       SCOVILL HOLDINGS INC.

                                       /S/  CHRISTIAN L. OBERBECK


                                       PCI GROUP, INC.

                                       /S/   MARTIN A. MOORE
                                             SECRETARY


                                       RAU FASTENER COMPANY, L.L.C.

                                       /S/   MARTIN A. MOORE
                                             SECRETARY


                                       SCOMEX, INC.

                                       /S/   MARTIN A. MOORE
                                             SECRETARY

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Agreed as of the date first above written:

CREDIT AGRICOLE INDOSUEZ
     Individually and as Administrative Agent


/S/   MICHAEL AROGHETI
      VICE PRESIDENT


/S/   PATRICIA FRANKEL
      FIRST VICE PRESIDENT


SWISS BANK CORPORATION,
STAMFORD BRANCH
Individually and as Documentation Agent
and Syndication Agent

/S/   THOMAS EGGENSCHWILER
      EXECUTIVE DIRECTOR
      CREDIT RISK MANAGEMENT

/S/   DOROTHY MCKINLEY
      ASSOCIATE DIRECTOR
      BANKING PRODUCTS SUPPORT, N.A.

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